*** CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

567 Collins Street, Melbourne VIC 3000, Australia                       Sydney

GPO Box 9925, Melbourne VIC 3001, Australia                        Melbourne

Tel +61 3 9672 3000                       Brisbane

Fax +61 3 9672 3010                     Perth Port

www.corrs.com.au                    Moresby

National Australia Bank Limited

Reading Entertainment Australia Pty Ltd

Each Guarantor

Variation Deed

Corporate Markets Loan & Bank Guarantee Facility Agreement

Date16 December 2022

Parties

National Australia Bank Limited ABN [***] of 395 Bourke Street, Melbourne, Victoria 3000 (Bank)

Reading Entertainment Australia Pty Ltd ACN [***] of 98 York Street, South Melbourne, Victoria 3205 (Borrower)

Each entity listed in the schedule (each  a Guarantor)

Agreed terms

1Definitions

In this deed words and expressions which are defined or given a specific meaning in the Facility Agreement but which are not defined or given a specific meaning in this deed have the same meaning as in the Facility Agreement.

Otherwise, terms have the following meanings:

Effective Date	The date on which each of the conditions precedent set out in clause 3 have been satisfied (subject to clause 3.1(d)).
Facility Agreement	The Facility Agreement between the Bank, the Borrower, and others originally dated, 24 June 2011 as amended and varied from time to time.

2Consideration

Each party has entered into this deed in consideration of the Bank agreeing to vary the Facility Agreement in accordance with this deed.

3Conditions precedent

3.1Conditions precedent to Effective Date

The variation to the Facility Agreement effected by this deed, and the occurrence of the Effective Date, are subject to the following conditions precedent that:

(a)     at least two clear Business Days (or such shorter period as the Bank may agree) before the Effective Date, the Bank has received, in form and substance satisfactory to the Bank:

(i)   executed copies of this document, executed by each party to it (other than the Bank); and

(ii)   anything which the Bank has reasonably requested that the Borrower or the Guarantors provide to it in relation to any Transaction Document;

(b)     the representations and warranties set out in clause 8 of the Facility Agreement are correct and not misleading on the date that the Borrower and the Guarantors execute this deed;

(c)     no Event of Default, Potential Event of Default or Review Event subsists; and

(d)     the Effective Date is no later than 21 December 2022, or such later date agreed by the Bank.

3.2Satisfaction of conditions precedent

(a)     The Borrower and each Guarantor must use their best endeavours to satisfy the conditions precedent.

(b)     Any certificates or copies of documents referred to in clause 3.1 must be certified by a company secretary or director of the Borrower and each Guarantor (as applicable) as being true, complete and current.

(c)     The conditions precedent are for the benefit of the Bank.

(d)     The Bank may waive, or agree to a delay of, the satisfaction of any of the conditions precedent in writing at any time before or after the time by which they must be satisfied.

4Variation of Facility Agreement

4.1Definitions

On and from the Effective Date, the definition of ‘Permitted Distribution’ is deleted and replaced with the following:

Permitted Distribution means a Distribution:

“(a)   made at any time on or prior to the Relevant Date:

(i)

for an amount up to $15,000,000 of the Net Sale Proceeds provided that the Quarterly Financial Statements for the Quarter ending 30 June 2021 reveals a variance of 10% or less to the forecasts provided to the Bank on 19 February 2021;

(ii)	for an amount up to 66.67% of the Remaining Proceeds provided such Distribution is made by way of dividend to the Parent;

and at each time of making such distributions or payments, no Event of Default, Potential Event of Default or Review Event subsists or would be caused by making such distributions or payments;

(b)     made at any time after the Relevant Date, provided that at each time of making such distributions or payments, no Event of Default, Potential Event of Default or Review Event subsists or would be caused by making such distributions or payments;

(c)     of surplus cash in relation to Financial Year ending on 31 December 2022 subject to a minimum cash balance of $5,000,000 remaining in the Borrower’s account as at the end of that Financial Year; or

(d)     made with the Bank’s prior written consent.”

4.2        Financial Ratios

On and from the Effective Date, clause 9.8(a)(iii) is deleted and replaced with the following:

“(iii)     Debt to Debt plus Equity Ratio: at each Calculation Date, the Debt to Debt plus Equity Ratio for the Calculation Period ending on that date is less than or equal to 55%;”

4.3        Facilities

On and from the Effective Date, schedule 2 of the Facility Agreement is deleted and replaced by the table contained in schedule 2  of this deed.

5        Representations and warranties

5.1        General

The Borrower and each Guarantor each represent and warrant that at the time of its execution of this deed:

(a)     it has capacity unconditionally to execute, deliver and comply with its obligations under this deed;

(b)     it has taken all necessary action to authorise the unconditional execution and delivery of, and compliance with, its obligations under this deed;

(c)      this deed constitutes the valid and legally binding obligations of it and is enforceable against it in accordance with its terms;

(d)      it has duly executed each of the Transaction Documents to which it is expressed to be a party;

(e)      the Transaction Documents are valid and enforceable in accordance with their respective terms; and

(f)      its unconditional execution and delivery of, and compliance with its obligations under, this deed do not contravene its constituent documents or any obligation of it under any law or to any other person.

5.2       Survival of representations and warranties

The representations and warranties in clause 7.1 survive the execution of this deed and the variation of the Facility Agreement.

6        Acknowledgments

Each party other than the Bank:

(a)     agrees to the variation of the Facility Agreement effected by this deed;

(b)     agrees that this deed is a Transaction Document for the purposes of the Facility Agreement;

(c)     acknowledges that the Bank has agreed to execute this deed at the request of the Borrower and the Guarantors and that this is without prejudice to any other current or future right the Bank may have against the Borrower and the Guarantors or any other Security Provider or under or in connection with any Transaction Document; and

(d)     agrees that each Collateral Security to which it is a party extends to and secures its obligations to the Bank under the Facility Agreement.

7        General

7.1        Amendment

This deed may only be varied or replaced by a deed executed by all of the parties to this deed.

7.2        Construction

Clause 1.2 of the Facility Agreement applies to this deed as if set out in full in this deed with such changes as are necessary.

7.3        Counterparts

This deed may consist of a number of counterparts and, if so, the counterparts taken together constitute one deed.

7.4        Deed

This document is a deed. Factors which might suggest otherwise are to be disregarded.

7.5        Duty

The Borrower, as between the parties, is liable for and must pay all duty (including any fine, interest or penalty except where it arises from default by the other party) on or relating to this deed, any document executed under it or any dutiable transaction evidenced or effected by it.

7.6        Entire understanding

(a)     This deed contains the entire understanding between the parties as to the subject matter of this deed.

(b)     All previous negotiations, understandings, representations, warranties, memoranda or commitments concerning the subject matter of this deed are merged in and superseded by this deed and are of no effect. No party is liable to any other party in respect of those matters.

(c)     No oral explanation or information provided by any party to another:

(i)      affects the meaning or interpretation of this deed; or

(ii)     constitutes any collateral agreement, warranty or understanding between any of the parties.

7.7        Further  steps

Each party must promptly do whatever any other party reasonably requires of it to give effect to this deed and to perform its obligations under it.

7.8        Governing law and jurisdiction

(a)     This deed is governed by and is to be construed in accordance with the laws applicable in Victoria.

(b)     Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in Victoria and any courts which have jurisdiction to hear appeals from any of those courts and waives any right to object to any proceedings being brought in those courts.

7.9        Legal costs

(a)     The Borrower must pay, and if paid by the Bank reimburse the Bank, the cost of stamping and registering this deed and the reasonable legal and other costs and expenses of the Bank in relation to:

(i)     the negotiation, preparation and execution of this deed; and

(ii)    the performance of the Bank’s obligations under this deed.

(b)     Except as expressly stated otherwise in this deed, each party must pay its own legal and other costs and expenses of performing its obligations under this deed.

Schedule 1

Guarantors
Name	Capacity	Address
Reading Entertainment Australia Pty Ltd ACN [***]	In its own capacity.

Address:  98 York Street, South Melbourne VIC 3205 Australia

Fax: 03 9685 0999

Attention:   Managing Director AND TO:

Reading International Inc.

Address: 5995 Sepulveda Blvd, Suite 300

Culver City California 90230 United States of America

Fax: +1 213 235 2229

Attention: Chief Financial Officer

Australia Country Cinemas Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Cinemas Asset Management Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Burwood Developments Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Epping Cinemas Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Hotel Newmarket Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Newmarket Properties Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.

Guarantors
Name	Capacity	Address
Newmarket Properties No. 2 Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Newmarket Properties #3 Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Australia Leasing (E&R) Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Belmont Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Bundaberg 2012 Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Charlestown Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Cinemas Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Cinemas Management Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
State Cinema Hobart Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Dandenong Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Elizabeth Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Exhibition Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Licences Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Maitland Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Melton Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.

Guarantors
Name	Capacity	Address
Reading Properties Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Properties Indooroopilly Pty Ltd ACN [***]	As trustee for the Landplan Property Partners Discretionary Trust.	Same as for Borrower.
Reading Properties Taringa Pty Ltd ACN [***]	As trustee for the Reading Property Partners No. 1 Discretionary Trust.	Same as for Borrower.
Reading Property Holdings Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Rouse Hill Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Sunbury Pty Limited ACN [***]	In its own capacity.	Same as for Borrower.
Rhodes Peninsula Cinema Pty Limited ACN [***]	In its own capacity.	Same as for Borrower.
Westlakes Cinema Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Busselton Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Cannon Park Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Angelika Anywhere Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Jindalee Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Devonport Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Altona Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.

Guarantors
Name	Capacity	Address
Reading South City Square Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Traralgon Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Burwood Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Cinemas Auburn Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.
Reading Auburn Pty Ltd ACN [***]	In its own capacity.	Same as for Borrower.

Schedule 2

Facility Name	Granted pursuant to	Facility Limit	Purpose	Termination Date
Corporate Markets Loan Facility	Clause 4.1(a)(i)	$101,000,000 subject to clause 5.6	General corporate purposes and Advances not exceeding $3,000,000 to finance costs associated with completing the fit out works related to the Jindalee Cinema.	30 June 2024
Bank Guarantee Facility	Clause 4.1(a)(ii)	$5,000,000	To support other cinema operations now or in the future operating from third party leased premises.	30 June 2024

Execution

Executed as a deed

Executed by	)
Reading Entertainment Australia Pty Ltd ACN [***]	)
Australia Country Cinemas Pty Ltd ACN [***]	)
Reading Cinemas Asset Management Pty Ltd ACN [***]	)
Burwood Developments Pty Ltd ACN [***]	)
Epping Cinemas Pty Ltd ACN [***]	)
Hotel Newmarket Pty Ltd ACN [***]	)
Newmarket Properties Pty Ltd ACN [***]	)
Newmarket Properties No. 2 Pty Ltd ACN [***]	)
Newmarket Properties #3 Pty Ltd ACN [***]	)
Reading Australia Leasing (E&R) Pty Ltd ACN [***]	)
Reading Belmont Pty Ltd ACN [***]	)
Reading Bundaberg 2012 Pty Ltd ACN [***]	)
Reading Charlestown Pty Ltd ACN [***]	)
Reading Cinemas Pty Ltd ACN [***]	)
Reading Cinemas Management Pty Ltd ACN [***]	)
State Cinema Hobart Pty Ltd ACN [***]	)
Reading Dandenong Pty Ltd ACN [***]	)
Reading Elizabeth Pty Ltd ACN [***]	)
Reading Exhibition Pty Ltd ACN [***]	)
Reading Licences Pty Ltd ACN [***]	)
Reading Maitland Pty Ltd ACN [***]	)
Reading Melton Pty Ltd ACN [***]	)
Reading Properties Pty Ltd ACN [***]	)
Reading Properties Indooroopilly Pty Ltd ACN [***]	)
Reading Properties Taringa Pty Ltd ACN [***]	)
Reading Property Holdings Pty Ltd ACN [***]	)
Reading Rouse Hill Pty Ltd ACN [***]	)
Reading Sunbury Pty Limited ACN [***]	)
Rhodes Peninsula Cinema Pty Limited ACN [***]	)
Westlakes Cinema Pty Ltd ACN [***]	)
Reading Busselton Pty Ltd ACN [***]	)
Reading Cannon Park Pty Ltd ACN [***]	)
Angelika Anywhere Pty Ltd ACN [***]	)
Reading Jindalee Pty Ltd ACN [***]	)
Reading Devonport Pty Ltd ACN [***]	)
Reading Altona Pty Ltd ACN [***]	)
Reading South City Square Pty Ltd ACN [***]	)
Reading Traralgon Pty Ltd ACN [***]	)
Reading Burwood Pty Ltd ACN [***]	)
Reading Cinemas Auburn Pty Ltd ACN [***]	)

Ellen Marie Cotter Director	Wayne Douglas Smith Director

Executed by National Australia Bank Limited ABN [***]by its Attorney who holds the position of Level 2 Attorney under Power of Attorney dated 1/3/2007 in the presence of:	) ) ) ) ) )

Witness	Attorney

Name of Witness (print)	Name of Attorney (print)